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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 2, 2000, in the Registration Statement (Form S-1) and related Prospectus of CoSine Communications, Inc.

                                        /s/ Ernst & Young LLP

Palo Alto, California
April 28, 2000